EXHIBIT 32

CERTIFICATION OF PERIODIC REPORT

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

I, S. Scott Harding, Chief Executive Officer of ADVO, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a)	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 25, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

b)	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 3, 2005	By:	/s/ S. SCOTT HARDING
S. Scott Harding
Chief Executive Officer

I, Donald E. McCombs, Executive Vice President, President – Operations Group and Acting Chief Financial Officer of ADVO, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a)	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended December 25, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

b)	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 3, 2005	By:	/s/ DONALD E. MCCOMBS
Donald E. McCombs
Executive Vice President, President – Operations Group and Acting Chief Financial Officer